Exhibit 10.2

EXECUTION VERSION

GUARANTEE AND COLLATERAL AGREEMENT

dated as of

December 20, 2017

among

DIPLOMAT PHARMACY, INC.,

THE SUBSIDIARIES OF DIPLOMAT PHARMACY, INC.

IDENTIFIED HEREIN

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

TABLE OF CONTENTS

ARTICLE I

Definitions
SECTION 1.01. Defined Terms	1
SECTION 1.02. Other Defined Terms	1

ARTICLE II

Guarantee

SECTION 2.01. Guarantee	5
SECTION 2.02. Guarantee of Payment; Continuing Guarantee	6
SECTION 2.03. No Limitations	6
SECTION 2.04. Reinstatement	7
SECTION 2.05. Agreement to Pay; Subrogation	7
SECTION 2.06. Information	7
SECTION 2.07. Keepwell	8

ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge	8
SECTION 3.02. Delivery of the Pledged Securities	8
SECTION 3.03. Representations and Warranties	10
SECTION 3.04. Registration in Nominee Name; Denominations	11
SECTION 3.05. Voting Rights; Dividends and Interest	11

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01. Security Interest	13
SECTION 4.02. Representations and Warranties	15
SECTION 4.03. Covenants	17
SECTION 4.04. Instruments and Tangible Chattel Paper	19

Schedules

Schedule I	Domestic Subsidiary Loan Parties
Schedule II	Pledged Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Commercial Tort Claims

Exhibits

Exhibit I	Form of Supplement
Exhibit II-A	Form of Patent Security Agreement
Exhibit II-B	Form of Trademark Security Agreement
Exhibit II-C	Form of Copyright Security Agreement

GUARANTEE AND COLLATERAL AGREEMENT dated as of December 20, 2017 (this “Agreement”), among the Company (as defined below), the Subsidiaries (as defined in the Credit Agreement referenced below) from time to time party hereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent.

Reference is made to the Credit Agreement dated as of December 20, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Diplomat Pharmacy, Inc. (the “Company”), the Lenders and the Issuing Banks from time to time party thereto and JPMorgan, as Administrative Agent.  The Lenders and Issuing Banks have agreed to extend credit to the Company on the terms and subject to the conditions set forth in the Credit Agreement.  The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Domestic Subsidiary Loan Parties are Subsidiaries of the Company and will derive substantial benefits from the extension of credit to the Company pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit.  Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01.  Defined Terms.  (a)  Each capitalized term used but not defined herein and defined in the Credit Agreement shall have the meaning specified in the Credit Agreement.  Each other term used but not defined herein that is defined in the New York UCC (as defined herein) shall have the meaning specified in the New York UCC.  The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b)  The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02.  Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Agreement” has the meaning assigned to such term in the Preamble hereto.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01(a).

“Claiming Party” has the meaning assigned to such term in Section 6.02.

“Collateral” means, collectively, the Article 9 Collateral and the Pledged Collateral.

“Company” has the meaning assigned to such term in the Recitals hereto.

“Contributing Party” has the meaning assigned to such term in Section 6.02.

“Copyright License” means any written agreement to which a Grantor is a party, now or hereafter in effect, granting to any Person any right to use any Copyright owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Copyright owned by any other Person or that any other Person otherwise has the right to license, and all rights of any Grantor under any such agreement.

“Copyrights” means, with respect to any Person, all the following now owned or hereafter acquired by such Person:  (a) all copyright rights in any work subject to the copyright laws of the United States of America or any other country or any political subdivision thereof, whether as author, assignee, transferee or otherwise, (b) all registrations and applications for registration of any such copyright in the United States of America or any other country, including, registrations, recordings, supplemental registrations, pending applications for registration, and renewals in the United States Copyright Office (or any similar office in any other country or any political subdivision thereof), including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule III and (c) any other adjacent or other rights related or appurtenant to the foregoing, including moral rights.

“Credit Agreement” has the meaning assigned to such term in the Recitals hereto.

“Direct Borrower Obligations” means any Obligations of the Company, in its capacity as a Borrower under the Credit Agreement, or as a counterparty or direct obligor (or as a guarantor of a non-Loan Party counterparty or direct obligor) with respect to a Secured Cash Management Obligation or a Secured Hedging Obligation; provided that, for the purposes of determining any Obligations of any Loan Party pursuant to Section 2.01 of this Agreement, the definition of “Direct Borrower Obligations” shall not create any guarantee by any Loan Party of (or grant of security interest by such Loan Party to support, as applicable) any Excluded Swap Obligations of such Loan Party.

“Domestic Subsidiary Loan Parties” means, collectively, (a) the Subsidiaries identified on Schedule I and (b) each other Domestic Subsidiary that becomes a party to this Agreement after the Closing Date.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“Global Intercompany Note” means a promissory note evidencing all Indebtedness of the Company and the other Subsidiaries that, in each case, is owing to any Loan Party from time to time.

“Grantors” means, collectively, the Company and each Domestic Subsidiary Loan Party party hereto from time to time.

“Guarantors” means, collectively, the Company (with respect to the Other Obligations) and each Domestic Subsidiary Loan Party (with respect to all Obligations).

“Indemnified Amount” has the meaning assigned to such term in Section 6.02.

“Intellectual Property” means all intellectual and similar property of every kind and nature, including inventions, designs, utility models, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how or other data or information, software and databases, all modifications, derivatives, additions and improvements thereon, and all embodiments or fixations thereof and applications therefor, and related documentation, registrations and franchises.

“IP Security Agreements” has the meaning assigned to such term in Section 4.02(b).

“JPMorgan” has the meaning assigned to such term in the Preamble.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement granting rights in or to Intellectual Property to which any Grantor is a party, including, in the case of any Grantor, any of the forgoing set forth under its name on Schedule III.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means (a) all the Loan Document Obligations, (b) all the Secured Cash Management Obligations and (c) all the Secured Hedging Obligations (other than any Excluded Swap Obligation); provided that for the purposes of Article II of this Agreement, the term “Obligations” as it applies to the Company in its capacity as a Guarantor shall exclude any Direct Borrower Obligations.

“Other Obligations” mean any and all Obligations other than Direct Borrower Obligations of the Company.

“Patent License” means any written agreement to which a Grantor is a party, now or hereafter in effect, granting to any Person any right to make, use or sell any invention on which a Patent has been granted to any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to make, use or sell any invention on which a Patent has been granted to any other Person or that any other Person otherwise has the right to license, and all rights of any Grantor under any such agreement.

“Patents” mean, with respect to any Person, all the following now owned or hereafter acquired by such Person: (a) all letters patent of the United States of America or the equivalent thereof in any other country, all registrations and recordings thereof and all applications for letters patent of the United States of America or the equivalent thereof in any other country or any political subdivision thereof, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country or any political subdivision thereof, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule III, and (b) all reissues, continuations, divisionals, continuations-in-part, reexaminations, supplemental examinations, inter partes reviews, renewals, adjustments or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, have made, use, sell, offer to sell, import or export the inventions disclosed or claimed therein.

“Payment In Full” means when all Loan Document Obligations have been paid in full (except contingent indemnification and expense reimbursement obligations and tax gross-up or yield protection obligations which, in each case, survive the termination of the Loan Documents and in respect of which no claim has been made) and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement (other than any Letter of Credit as to which the Company has made arrangements to cash collateralize in accordance with the Credit Agreement, or made other arrangements otherwise satisfactory to the applicable Issuing Bank).

“Perfection Certificate” means the Perfection Certificate dated the Closing Date delivered by the Company to the Administrative Agent pursuant to Section 4.02(e) of the Credit Agreement.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Equity Interests” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited liability membership interest certificates and other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Domestic Subsidiary Loan Party that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by guaranteeing or entering into a keepwell pursuant to section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Security Interest” has the meaning assigned to such term in Section 4.01(a).

“Supplement” means an instrument substantially in the form of Exhibit I hereto, or any other form approved by the Administrative Agent, and in each case reasonably satisfactory to the Administrative Agent.

“Supplemental Perfection Certificate” means each supplemental Perfection Certificate delivered by the Company pursuant to Section 5.03(b) of the Credit Agreement.

“Trademark License” means any written agreement to which a Grantor is a party, now or hereafter in effect, granting to any Person any right to use any Trademark owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark owned by any other Person or that any other Person otherwise has the right to license, and all rights of any Grantor under any such agreement.

“Trademarks” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person:  (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, domain names, global top level domain names, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar office in any State of the United States of America or any other country or any political subdivision thereof, all extensions or renewals thereof, and all common law rights related thereto, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

ARTICLE II

Guarantee

SECTION 2.01.  Guarantee.  Each Guarantor irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, for the benefit of the Secured Parties, by way of an independent payment obligation, the punctual payment of the Obligations when due (other than, with respect to any Loan Party, any Excluded Swap Obligations of such Loan Party).  Each Guarantor (solely in its capacity as such) further agrees that the Obligations may be extended or renewed (in the case of the Loan Document Obligations, in accordance with the terms of the Credit Agreement), in whole or in part, or amended or modified (in the case of the Loan Document Obligations, in accordance with the terms of the Credit Agreement), without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension, renewal, amendment or modification of any Obligation.

To the maximum extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Company or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee hereunder and notice of protest for nonpayment.

SECTION 2.02.  Guarantee of Payment; Continuing Guarantee.  Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy, insolvency, receivership or other similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Company, any other Loan Party or any other Person.  Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all Obligations, whether currently existing or hereafter incurred.

SECTION 2.03.  No Limitations.  (a)  Except for the termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 7.11, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise.  Without limiting the generality of the foregoing, except for the termination or release of its obligations hereunder as expressly provided in Section 7.11, to the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) except, in the case of any Guarantor, for the release of any of such Guarantor’s Collateral hereunder as expressly provided in Section 7.11, the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Administrative Agent or any other Secured Party for any of the Obligations; (iv) any default, failure or delay, wilful or otherwise, in the performance of any of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than Payment In Full).  Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in accordance with the terms of the Loan Documents in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b)  To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Company or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company or any other Loan Party, other than Payment in Full.  The Administrative Agent (acting on behalf of the Secured Parties) may, at its election and in accordance with the terms of the Loan Documents, foreclose on any security held by it by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Company or any other Loan Party or exercise any other right or remedy available to it against the Company or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent Payment In Full shall have occurred.  To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Company or any other Loan Party, as the case may be, or any security.

SECTION 2.04.  Reinstatement.  Each Guarantor agrees that unless released pursuant to Section 7.11, this Agreement and its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the bankruptcy, insolvency, dissolution, liquidation or reorganization of the Company, any other Loan Party or otherwise.

SECTION 2.05.  Agreement to Pay; Subrogation.  In furtherance of the foregoing provisions of this Article II and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation.  Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Company or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06.  Information.  Each Guarantor (a) assumes all responsibility for being and keeping itself informed of the Company and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and (b) agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07.  Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally, and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this guarantee in respect of any Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.07 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.07, or otherwise under this guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section 2.07 shall remain in full force and effect until Payment in Full has occurred.  Each Qualified ECP Guarantor intends that this Section 2.07 constitute, and this Section 2.07 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

ARTICLE III

Pledge of Securities

SECTION 3.01.  Pledge.  As security for the payment in full of the Obligations, each Grantor hereby assigns as security and pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all such Grantor’s right, title and interest in, to and under: (a)(i) the Equity Interests now or at any time hereafter owned by or on behalf of such Grantor, including those set forth opposite the name of such Grantor on Schedule II, and (ii) all certificates and other instruments representing all such Equity Interests ((i) and (ii) collectively, the “Pledged Equity Interests”); provided that the Pledged Equity Interests shall not include (A) more than 65% of the issued and outstanding voting Equity Interests of any Subsidiary that is a CFC or CFC Holding Company; or (B) Equity Interests in any Person that constitute Excluded Equity Interests or Excluded Assets; (b)(i) the debt securities now owned or at any time hereafter acquired by such Grantor, including those listed opposite the name of such Grantor on Schedule II, but excluding any Excluded Asset and (ii) all promissory notes and other instruments evidencing all such debt securities, but excluding any Excluded Asset ((i) and (ii) collectively, the “Pledged Debt Securities”); (c) all other property of such Grantor that may be delivered to and held by the Administrative Agent pursuant to the terms of this Section 3.01 or Section 3.02; (d) subject to Section 3.05, all payments of principal, and all interest, dividends or other distributions, whether paid or payable in cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity Interests and Pledged Debt Securities; (e) subject to Section 3.05, all rights and privileges of such Grantor with respect to the securities, instruments and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

SECTION 3.02.  Delivery of the Pledged Securities; Uncertificated Securities.  (a)  Each Grantor agrees to deliver or cause to be delivered to the Administrative Agent any and all Pledged Equity Interests (other than (x) Equity Interests (other than those issued by a Subsidiary) that are publicly traded securities subject to a depositary such as DTC, or otherwise held through a securities intermediary in a securities account, (y) Permitted Investments and (z) Pledged Equity Interests issued by limited liability companies or limited partnerships that are not certificated) (i) subject to Section 5.18 of the Credit Agreement, on the Closing Date, in the case of any such Pledged Equity Interests owned by such Grantor on the Closing Date and (ii) promptly after the acquisition thereof (and, in any event, as required under the Credit Agreement), in the case of any such Pledged Equity Interests acquired by such Grantor after the Closing Date.

(b)  Each Grantor will cause (i) all Indebtedness for borrowed money owed to such Grantor by the Company or any Subsidiary to be evidenced by the Global Intercompany Note and (ii) the Global Intercompany Note to be pledged and delivered to the Administrative Agent pursuant to the terms hereof.

(c)  Upon delivery to the Administrative Agent as required hereunder, (i) any Pledged Securities shall be accompanied by undated stock powers or allonges, as applicable, duly executed by the applicable Grantor in blank or other undated instruments of transfer reasonably satisfactory to the Administrative Agent and such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by undated proper instruments of assignment duly executed by the applicable Grantor in blank and such other instruments and documents as the Administrative Agent may reasonably request.  Each delivery of Pledged Securities (other than the Global Intercompany Note or any additional counterparty signatories thereto) after the Closing Date shall be accompanied by a schedule providing the information required by Schedule II with respect to such Pledged Securities; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities.  Each schedule so delivered after the Closing Date shall be deemed attached hereto and made a part hereof as a supplement to Schedule II and any prior schedules so delivered.

(d)  Each Grantor acknowledges and agrees that (i) to the extent any interest in any limited liability company or limited partnership controlled now or in the future by such Grantor (or by such Grantor and one or more other Loan Parties) and pledged hereunder is a “security” within the meaning of Article 8 of the New York UCC and is governed by Article 8 of the New York UCC, such interest shall be certificated; and such certificate shall be delivered to the Administrative Agent in accordance with Section 3.02(a) and (ii) each such interest shall at all times hereafter continue to be such a security and represented by such certificate.  Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled now or in the future by such Grantor (or by such Grantor and one or more other Loan Parties) and pledged hereunder that is not a “security” within the meaning of Article 8 of the New York UCC, the terms of such interest shall at no time provide that such interest is a “security” within the meaning of Article 8 of the New York UCC, nor shall such interest be represented by a certificate, unless such Grantor provides prior written notification to the Administrative Agent that the terms of such interest so provide that such interest is a “security” within the meaning of Article 8 of the New York UCC and such interest is thereafter represented by a certificate; and such certificate shall be delivered to the Administrative Agent in accordance with Section 3.02(a).

SECTION 3.03.  Representations and Warranties.  The Grantors jointly and severally represent and warrant to the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Schedule II sets forth, as of the Closing Date, a true and complete list, with respect to each Grantor, of (i) all the Pledged Equity Interests owned by such Grantor and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by such Pledged Equity Interests and (ii) all the Pledged Debt Securities owned by such Grantor (other than any Pledged Equity Interests or Pledged Debt Securities that are not or are not yet required to have been delivered to the Administrative Agent under the terms of this Agreement or the Credit Agreement);

(b) the Pledged Equity Interests and Pledged Debt Securities issued by the Company and any Subsidiary have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity Interests, are, to the extent applicable, fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c) except for the security interests granted hereunder, each of the Grantors (i) is as of the Closing Date and, subject to any Dispositions made in compliance with the Credit Agreement or any repayment or other satisfaction of indebtedness represented as evidenced by such Pledged Securities, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens permitted by Section 6.02 of the Credit Agreement, (iii) will make no further assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens permitted by Section 6.02 of the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted by Section 6.02 of the Credit Agreement), however arising, of all Persons whomsoever;

(d) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(e) subject to applicable local laws in the case of Equity Interests in any Foreign Subsidiary, by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Administrative

Agent in accordance with this Agreement, the Administrative Agent will obtain a legal, valid and perfected Lien upon and security interest in such Pledged Securities as security for the payment of the Obligations and such Lien is and shall be prior to any other Lien on such Pledged Securities, other than Liens permitted under Section 6.02 of the Credit Agreement that have priority as a matter of law or are expressly contemplated under Section 6.02 of the Credit Agreement to have priority; and

(f) subject to applicable local law in the case of any Equity Interests in any Foreign Subsidiary, the pledge effected hereby is effective to vest in the Administrative Agent, for the benefit of the Secured Parties, the rights of the Administrative Agent in the Pledged Collateral as set forth herein and all action by any Grantor required by the terms of this Agreement to perfect the Lien on the Pledged Collateral has been, or will be, as applicable, duly taken.

SECTION 3.04.  Registration in Nominee Name; Denominations.  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, in the name of its nominee (as pledgee or as sub-agent) or in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent for the benefit of the Secured Parties.  Upon the occurrence and during the continuance of an Event of Default, each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor.  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.05.  Voting Rights; Dividends and Interest.  (a)  Unless and until an Event of Default shall have occurred and be continuing and, other than in the case of an Event of Default under paragraph (h) or (i) of Article VII of the Credit Agreement, the Administrative Agent shall have notified the Grantors that the Grantors rights, in whole or in part, under this Section 3.05 are being suspended:

(i) each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that would reasonably be expected to materially and adversely affect the rights and remedies of any of the Administrative Agent or any other Secured Party under this Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same;

(ii) the Administrative Agent shall promptly execute and deliver to each Grantor, or cause to be promptly executed and delivered to such Grantor, all proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to Section 3.05(a)(i); and

(iii) each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Grantor, required to be delivered to the Administrative Agent hereunder, shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall be forthwith delivered to the Administrative Agent in the form in which they shall have been received (with any endorsements, stock or note powers, allonges and other instruments of transfer reasonably requested by the Administrative Agent).

(b)  Upon the occurrence and during the continuance of an Event of Default, and, other than in the case of an Event of Default under paragraph (h) or (i) of Article VII of the Credit Agreement, after the Administrative Agent shall have notified the Grantors of the suspension of the Grantor’s rights under Section 3.05(a)(iii), all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to Section 3.05(a)(iii), shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions.  All dividends, interest, principal and other distributions received by any Grantor contrary to the provisions of this Section 3.05 shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the form in which they shall have been received (with any necessary endorsements, stock powers or other instruments of transfer).  Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this Section 3.05(b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property, shall be held as security for the payment of the Obligations and shall be applied in accordance with the provisions of Section 5.02.  After all Events of Default have been cured or waived, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise have been permitted to retain pursuant to the terms of Section 3.05(a)(iii) and that remain in such account.

(c)  Upon the occurrence and during the continuance of an Event of Default, and, other than in the case of an Event of Default under paragraph (h) or (i) of Article VII of the Credit Agreement, after the Administrative Agent shall have notified the Grantors of the suspension of the Grantors’ rights under Section 3.05(a)(i), all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 3.05(a)(i), shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or, all rights vested in the Administrative Agent pursuant to this paragraph (c) shall cease, the Grantors shall have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to exercise prior to such vesting.

(d)  Any notice given by the Administrative Agent to the Grantors suspending the Grantors’ rights under Section 3.05(a): (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights and powers of the Grantors under Section 3.05(a)(i) or Section 3.05(a)(iii) in part without suspending all such rights or powers (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s right to give additional notices from time to time suspending other rights and powers so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01.  Security Interest.  (a)  As security for the payment in full of the Obligations, and subject to Section 4.01(d), each Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all such Grantor’s right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all cash, cash equivalents, Deposit Accounts and Securities Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles, including all Intellectual Property;

(vii) all Instruments;

(viii) all Inventory;

(ix) all other Goods;

(x) all Investment Property;

(xi) all Letter-of-Credit Rights;

(xii) all Commercial Tort Claims described on Schedule IV, as such schedule may be supplemented from time to time pursuant to Section 4.05;

(xiii) all books and records pertaining to the Article 9 Collateral; and

(xiv) all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

(b)  Each Grantor hereby irrevocably authorizes the Administrative Agent (or its designee) at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets” of such Grantor or words of similar effect or of a lesser scope or with greater detail and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number, if any, issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing or covering Article 9 Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Article 9 Collateral relates.  Each Grantor agrees to provide the information required for any such filing to the Administrative Agent promptly upon request.

The Administrative Agent (or its designee) is further authorized by each Grantor to file with the United States Patent and Trademark Office or the United States Copyright Office (or any successor office) such documents as may be reasonably necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in Article 9 Collateral consisting of Intellectual Property granted by such Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party.

(c)  The Security Interest and the security interest granted pursuant to Article III are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

(d)  Notwithstanding anything herein to the contrary, to the extent and for so long as any asset is an Excluded Asset, the Security Interest granted under this Section 4.01 shall not attach to, and the Article 9 Collateral shall not include, such asset;

provided, however that the Security Interest shall immediately attach to, and the Article 9 Collateral shall immediately include, any such asset (or portion thereof) upon such asset (or such portion) ceasing to be an Excluded Asset.

SECTION 4.02.  Representations and Warranties.  The Grantors jointly and severally represent and warrant to the Administrative Agent for the benefit of the Secured Parties that:

(a)  Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant the Security Interest hereunder (except for minor defects in title that do not interfere with its ability to (i) conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes or (ii) grant a Security Interest in such Article 9 Collateral hereunder) and has full power and authority to grant to the Administrative Agent, for the benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b)  The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete in all material respects as of the Closing Date.  The filing of Uniform Commercial Code financing statements (including fixture filings, as applicable) prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal and other offices specified in Schedule 2 to the Perfection Certificate are all the filings, recordings and registrations that are necessary (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Article 9 Collateral consisting of United States Patents, United States registered Trademarks (and Trademarks for which United States applications for registration are pending), United States registered Copyrights and United States exclusive Patent Licenses, Trademark Licenses and Copyright Licenses) to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States of America (or any political subdivision thereof) and its territories and possessions.  No further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary with respect to any such Article 9 Collateral in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.  A Patent Security Agreement in the form of Exhibit II-A hereto, a Trademark Security Agreement in the form of Exhibit II-B hereto, and a Copyright Security Agreement in the form of Exhibit II-C hereto (such agreements being collectively referred to herein as the “IP Security Agreements”), in each case containing a description of the Article 9 Collateral consisting of United States Patents, United States registered Trademarks (and Trademarks for which United States applications for registration are pending), United States registered Copyrights and

United States exclusive Patent Licenses, Trademark Licenses and Copyright Licenses, as applicable, and executed by each Grantor owning any such Article 9 Collateral, have been delivered to the Administrative Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable,  to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of United States Patents, United States registered Trademarks, United States registered Copyrights and United States exclusive Patent Licenses, Trademark Licenses and Copyright Licenses in which a security interest may be perfected by filing, recording or registration in the United States of America (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary with respect to any such Article 9 Collateral in any such jurisdiction (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of United States Patents, United States registered Trademarks and United States registered Copyrights and United States exclusive Patent Licenses, Trademark Licenses and Copyright Licenses (or registration or application for registration thereof) acquired or developed after the Closing Date).

(c)  The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States of America (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of the IP Security Agreements with the United States Patent and Trademark Office and the United States Copyright Office, as applicable.  The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral with respect to which a Uniform Commercial Code statement has been filed or that is subject to an IP Security Agreement, other than Permitted Encumbrances and Liens permitted under Section 6.02 of the Credit Agreement that have priority as a matter of law or are expressly contemplated under Section 6.02 of the Credit Agreement to have priority.

(d)  Schedule III sets forth, as of the Closing Date, a true and complete, in all material respects, list, with respect to each Grantor, of (i) all Patents owned by such Grantor that have been granted by the United States Patent and Trademark Office, (ii)  all Copyrights owned by such Grantor that have been registered with the United States Copyright Office, (iii) all Trademarks owned by such Grantor that have been registered with the United States Patent and Trademark Office and Trademarks for which United States registration applications are pending and (iv) all exclusive Patent Licenses, Trademark Licenses and Copyright Licenses under which such Grantor is a licensee, in each case truly and completely, in all material respects, specifying the name of the registered owner, title, type of mark, registration or application number, expiration date (if already registered) or filing date, a brief description thereof and, if applicable, the licensee, licensor and date of license agreement.  In the event any Supplemental Perfection Certificate or any Supplement shall set forth any Intellectual Property, Schedule III shall be deemed to be supplemented to include the reference to such Intellectual Property, in the same form as such reference is set forth on such Supplemental Perfection Certificate or Supplement.

(e)  Schedule IV sets forth, as of the Closing Date, a true and complete, in all material respects, list, with respect to each Grantor, of each Commercial Tort Claim in respect of which a complaint or a counterclaim has been filed by such Grantor, seeking damages in an amount reasonably estimated to exceed $5,000,000, including a summary description of such claim.

(f)  No Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act, or (iv) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for any of the foregoing related solely to Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

SECTION 4.03.  Covenants.  (a)   Each Grantor (other than the Company) agrees (i) to be bound by the provisions of Section 5.03 of the Credit Agreement with the same force and effect, and to the same extent, as if each reference therein to the Company were a reference to such Grantor, (ii) reasonably promptly to provide the Administrative Agent with certified organizational documents reflecting any of the changes described in Section 5.03(a) of the Credit Agreement and (iii) to be bound by the provisions of Sections 2.17, 5.04, 5.05, 5.06, 5.07, 5.08, 5.09, 5.14, 5.15 and 5.16 of the Credit Agreement with the same force and effect, and to the same extent, as if such Grantor were a party to the Credit Agreement.  Each Grantor agrees promptly to notify the Administrative Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged, destroyed, or subject to condemnation.

(b)  Each Grantor shall, at its own expense, use commercially reasonable efforts to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Administrative Agent in the Article 9 Collateral and the priority thereof against any Lien not permitted pursuant to Section 6.02 of the Credit Agreement.

(c)  Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments, financing statements, agreements and documents and take all such other actions as the Administrative Agent may from time to time reasonably request to cause the Collateral and Guarantee requirement to remain satisfied.

(d)  Each Grantor agrees to maintain, at its own cost and expense, records with respect to the Article 9 Collateral owned by it that are accurate and complete in all material respects and in a manner consistent with its current practices or otherwise in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.  In addition, the Administrative Agent shall have the right, at the Grantors’ own cost and expense but subject to the limitations set forth in Section 5.08 of the Credit Agreement, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises of the Grantors upon which any of the Article 9 Collateral is located and to discuss the Grantors’ affairs with the officers of the Grantors and their independent accountants; provided, however, that, excluding any such visits and inspections during the continuation of an Event of Default, (i) only the Administrative Agent, acting individually or on behalf of the Lenders, may exercise rights under this Section 4.03(d) and (ii) the Administrative Agent shall not exercise the rights under this Section 4.03(d) more often than one time during any calendar year.  The Administrative Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

(e)  At its option, the Administrative Agent may discharge past due Taxes, assessments, charges, fees and Liens at any time levied or placed on the Article 9 Collateral that are not permitted by the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by this Agreement or the other Loan Documents after the Administrative Agent has requested that such Grantor do so, and each Grantor jointly and severally agrees to reimburse the Administrative Agent reasonably promptly on demand for any reasonable payment made or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization (and any such payment made or expense waived shall be an additional Obligation secured hereby); provided, however that nothing in this Section 4.03(e) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other obligations of any Grantor with respect to Taxes, assessments, charges, fees and Liens and maintenance as set forth herein or in the other Loan Documents.

(f)  None of the Administrative Agent or the Secured Parties shall have any responsibility for, or liability for its failure in, observing or performing any obligations to be observed and performed by any Grantor under any contract, agreement or instrument relating to the Article 9 Collateral, and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all liability for such performance.

(g)  None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral (other than Inventory sold in the ordinary course of business) except that unless and until the Administrative Agent shall notify the Grantors that an

Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document.

(h)  None of the Grantors will, without the Administrative Agent’s prior written consent, grant any extension of the time of payment of any Accounts or any Payment Intangibles included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in the ordinary course of business and consistent with its current practices or otherwise in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

(i)  Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and its designees) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto.  In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required pursuant to Section 5.07 of the Credit Agreement, or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent deems reasonably necessary.  All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable and documented out-of- pocket attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable reasonably promptly upon demand by the Grantors to the Administrative Agent and shall be additional Obligations secured hereby.

SECTION 4.04.  Instruments and Tangible Chattel Paper.  Without limiting each Grantor’s obligations under Article III, if any Grantor shall at any time after the Closing Date acquire any Instruments (other than any instrument with a face amount of less than $5,000,000; provided that the aggregate amount of instruments not endorsed, assigned and delivered hereunder shall not have a face amount of more than $10,000,000) or Tangible Chattel Paper constituting Collateral, such Grantor shall within 30 days (or such other period as may be reasonably acceptable to the Administrative Agent) after acquisition thereof endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

SECTION 4.05.  Intellectual Property Covenant.

(a)  Each Grantor agrees that it will do or cause to be done all things necessary to preserve, renew, and keep in full force and effect the legal existence of all Intellectual Property, which, in the reasonable judgment of the Company, are material to the conduct of the business of the Company and its Subsidiaries taken as a whole.

(b)  Each Grantor shall execute and deliver an IP Security Agreement supplement to evidence the Administrative Agent’s security interest in any application or registration for any Patent, Trademark, or Copyright with the United States Patent and Trademark Office or United States Copyright Office, as applicable, that is applied for after the Closing Date.

(c)  In the event that any Grantor has reason to believe (and, with respect to Patents only, knowledge) that any Intellectual Property material to the conduct of the business of the Company and its Subsidiaries, taken as a whole, has been or is likely to be infringed, misappropriated or diluted by a third party, such Grantor shall promptly notify the Administrative Agent and shall, if consistent with reasonable business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as appropriate in such Grantor’s reasonable business judgment.

(d)  Upon and during the continuance of an Event of Default, each Grantor shall use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Administrative Agent or its designee.

SECTION 4.06.  Commercial Tort Claims. In the event any Supplemental Perfection Certificate or any Supplement shall set forth any Commercial Tort Claim, Schedule IV shall be deemed to be supplemented to include the reference to such Commercial Tort Claim (and the description thereof), in the same form as such reference and description are set forth on such Supplemental Perfection Certificate or Supplement.

ARTICLE V

Remedies

SECTION 5.01.  Remedies Upon Default.  Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors that it is exercising its rights under this Section 5.01, each Grantor agrees to deliver each item of Collateral to the Administrative Agent on demand, and it is agreed that the Administrative Agent shall have the right to take any of or all the following actions at the same or different times:  (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Administrative Agent, for the benefit of the Secured Parties, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained using commercially reasonable efforts), and (b) with or without legal process or demand for performance, to peaceably take upon prior notice possession of the Article 9 Collateral and without liability for trespass to peaceably enter upon prior notice any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law.  Without limiting the generality of the foregoing, each Grantor agrees that the Administrative Agent shall have the right upon the occurrence and during the continuance of an Event of Default, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate.  The Administrative Agent shall be authorized to take the actions set forth in Sections 5.03, 5.04 and 5.05.  Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors no less than 10 days’ prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine.  The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  In the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Administrative Agent, at the direction of the Required Lenders, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Loan Document Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent on behalf of the Secured Parties at such sale or other disposition.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full unless the terms of such agreement permit the Administrative Agent to terminate such sale without liability thereto.  As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02.  Application of Proceeds.  The Administrative Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable and documented out-of-pocket fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other reasonable and documented out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.  The Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys’ fees and other expenses incurred by Administrative Agent or any Lender to collect such deficiency.  Notwithstanding the foregoing, the proceeds of any collection, sale, foreclosure or realization upon any Collateral of any Grantor, including any collateral consisting of cash, shall not be applied to any Excluded Swap Obligation of such Grantor and shall instead be applied to other obligations.

SECTION 5.03.  Grant of License To Use Intellectual Property.  For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, the right to prosecute and maintain all Intellectual Property and the right to sue for past, present or future infringement of the Intellectual Property, to the extent that such non-exclusive license (a) does not violate the express terms of any agreement between a Grantor and a third party governing the applicable Grantor’s use of such Collateral consisting of Intellectual Property, or gives such third party any right of acceleration, modification or cancelation therein and (b) is not prohibited by any Requirements of Law other than, in each case, to the extent that any such term or prohibition would be rendered ineffective pursuant to any other applicable Requirements of Law, including pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law).  The use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04.  Securities Act.  In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act as now or hereafter in effect or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder.  Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect.  Each Grantor recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Pledged Collateral, and shall be authorized to, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account for investment, and not with a view to the distribution or resale thereof, and upon consummation of any such sale may assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold.  Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, blue sky or other state securities laws to the extent the Administrative Agent has determined that such registration is not required by any Requirement of Law and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale.  Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions.  In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem fair under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of potential purchasers (or a single purchaser) were approached.  The provisions of this Section 5.04 will apply notwithstanding the existence of a private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

SECTION 5.05.  Registration.  Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Administrative Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Administrative Agent, use its commercially reasonable efforts to take, or to cause the issuer of such Pledged Collateral to take, such action and prepare, distribute and/or file such documents as are required in the reasonable opinion of counsel for the Administrative Agent to permit the public sale of such Pledged Collateral.  Each Grantor further agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their respective affiliates and the respective officers, directors, affiliates and controlling persons of each of the foregoing from and against all loss, liability, expenses, costs of counsel (including reasonable and documented out-of-pocked fees and expenses to the Administrative Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense, costs or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof, taken as a whole, not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Administrative Agent or any other Secured Party expressly for use therein.  Each Grantor further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the blue sky or other securities laws of such states as may be requested by the Administrative Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations.  Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 5.05.  Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 5.05 may be specifically enforced.

ARTICLE VI

Indemnity, Subrogation, Contribution and Subordination

SECTION 6.01.  Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Company agrees that (a) in the event a payment in respect of any Obligation shall be made by any Guarantor (other than the Company, if such Obligation is an obligation of the Company) under this Agreement, the Company shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part any Obligation of the Company, the Company (if such Obligation is an obligation of the Company) shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02.  Contribution and Subrogation.  Each Guarantor and Grantor (each such Guarantor or Grantor (other than, in the case of any payment referred to in this sentence in respect of any Obligation of the Company, the Company) being called a “Contributing Party”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation (other than any such payment made by the Company in respect of its own Obligations) or assets of any other Grantor shall be sold pursuant to any Security Document to satisfy any Obligation (other than any assets of the Company sold to satisfy its own Obligations) and such other Guarantor or Grantor (the “Claiming Party”) shall not have been fully indemnified by the Company, as provided in Section 6.01, such Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets (the “Indemnified Amount”), as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Party on the Closing Date and the denominator shall be the aggregate net worth of all the Contributing Parties on the Closing Date (or, in the case of any Contributing Party becoming a party hereto pursuant to Section 7.12, the date of the supplement hereto executed and delivered by such Contributing Party).  Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall (subject to Section 6.03) be subrogated to the rights of such Claiming Party under Section 6.01 to the extent of such payment.  Notwithstanding the foregoing, to the extent that any Claiming Party’s right to indemnification hereunder arises from a payment or sale of Collateral made to satisfy Obligations constituting Swap Obligations, only those Contributing Parties for whom such Swap Obligations do not constitute Excluded Swap Obligations shall indemnify such Claiming Party, with the fraction set forth in the second preceding sentence being modified as appropriate to provide for indemnification of the entire Indemnified Amount.

SECTION 6.03.  Subordination.  (a)  Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 6.01 and 6.02 and all other rights of the Guarantors and Grantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to Payment In Full.  No failure on the part of the Company or any other Guarantor or Grantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder.

(b)  Each Guarantor and Grantor hereby agrees that all Indebtedness and other monetary obligations owed by it to, or to it by, any other Guarantor, Grantor or any other Subsidiary shall be fully subordinated to Payment In Full.

ARTICLE VII

Miscellaneous

SECTION 7.01.  Notices.  All communications and notices to the Administrative Agent and the Company hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.  All communications and notices hereunder to any Domestic Subsidiary Loan Party shall be given to it in care of the Company as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02.  Waivers; Amendment.  (a)  No failure or delay by any Secured Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the execution and delivery of this Agreement, the making of a Loan or issuance, amendment, renewal or extension of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.  No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Agreement nor any provision hereof may be waived, amended or modified (other than supplements expressly contemplated hereby) except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is applicable, subject to any consent required in accordance with Section 9.02 of the Credit Agreement; provided that the Administrative Agent may, without the consent of any Secured Party, consent to a departure by any Loan Party from any covenant of such Loan Party set forth herein or in any other Security Document to the extent such departure is not inconsistent with the Collateral and Guarantee Requirement or with any other limitation on the authority of the Administrative Agent set forth in the Credit Agreement.

(c)  This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.03.  Administrative Agent’s Fees and Expenses; Indemnification.  (a)  The Loan Parties party hereto jointly and severally agree to reimburse the Administrative Agent for its fees and expenses incurred hereunder as provided in Section 9.03(a) of the Credit Agreement as if each reference therein to the Company were a reference to the Guarantors and Grantors.

(b)  The Guarantors and Grantors jointly and severally agree to indemnify and hold harmless each Indemnitee as provided in Section 9.03(b) of the Credit Agreement as if each reference to the Company therein were a reference to the Guarantors and Grantors.

(c)  Any amounts payable hereunder, including as provided in Section 7.03(a) or 7.03(b), shall be additional Obligations secured hereby and by the other Security Documents.  All amounts due under Section 7.03(a) or 7.03(b) shall be payable promptly after written demand therefor.

(d)  To the extent permitted by applicable law, no Grantor shall assert, or permit any of its subsidiaries to assert, and each Grantor hereby waives, any claim against any Indemnitee (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), unless determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

(e)  BY ACCEPTING THE BENEFITS OF THIS AGREEMENT AND THE GUARANTEES AND SECURITY INTERESTS CREATED HEREBY, EACH SECURED PARTY ACKNOWLEDGES THE PROVISIONS OF ARTICLE VIII OF THE CREDIT AGREEMENT AND AGREES TO BE BOUND BY SUCH PROVISIONS AS FULLY AS IF THEY WERE SET FORTH HEREIN.

SECTION 7.04.  Survival.  All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by or on behalf of any Secured Party and notwithstanding that any Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended under the Credit Agreement, and, subject to Section 7.11 hereof, shall continue in full force and effect until Payment In Full.

SECTION 7.05.  Counterparts; Effectiveness; Successors and Assigns.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or any interest herein or in the Collateral (and any attempted assignment or transfer by any Loan Party shall be null and void), except as expressly contemplated by this Agreement or the Credit Agreement.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7.06.  Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 7.07.  Governing Law; Jurisdiction; Consent to Service of Process.   (a)  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

(b)  Each party hereto irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the United States District Court of the Southern District of New York sitting in the borough of Manhattan (or in the event such court lacks subject matter jurisdiction to the jurisdiction of the Supreme Court of the State of New York sitting in the borough of Manhattan), and any appellate court from any thereof, in any action, litigation or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Loan Parties hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement or any other Loan Document brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such New York State or, to the extent permitted by law, in such Federal court.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or any of its properties in the courts of any jurisdiction.

(c)  Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 7.08.  Each of the Loan Parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)  Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 7.01.  Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 7.08.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER

PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.08.

SECTION 7.09.  Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 7.10.  Security Interest Absolute.  All rights of the Administrative Agent hereunder, the Security Interest, the grant of the security interest in the Pledged Collateral and all obligations of each Loan Party hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment to or waiver of, or any consent to any departure from, the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral securing, or any release or amendment to or waiver of, or any consent to any departure from, any guarantee of, all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party in respect of the Obligations or this Agreement (other than a release of any Grantor, Guarantor or Collateral in accordance with Section 7.11).

SECTION 7.11.  Termination or Release.  (a)  This Agreement, the Guarantees made herein, the Security Interest and all other security interests granted hereby shall, subject to Section 2.04, terminate and be released upon Payment In Full.

(b)  The Guarantees made herein, the Security Interest and the other security interests granted hereby shall also terminate and be released (in whole or in part) at the time or times and in the manner set forth in Section 9.14 of the Credit Agreement.  In the event of any such termination or release, Schedules II, III and IV to this Agreement shall be deemed to be modified to remove the Collateral with respect to which the Security Interest and the other security interests granted hereby have been so released.

(c)  In connection with any termination or release pursuant to this Section 7.11, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release.  Any execution and delivery of documents by the Administrative Agent pursuant to this Section 7.11 shall be without recourse to or warranty by the Administrative Agent.

SECTION 7.12.  Additional Subsidiaries.  Pursuant to the Credit Agreement, certain Subsidiaries not party hereto on the Closing Date are required to enter into this

Agreement.  Upon the execution and delivery by the Administrative Agent and any such Subsidiary of a Supplement, such Subsidiary shall become a Domestic Subsidiary Loan Party, a Guarantor and a Grantor hereunder, with the same force and effect as if originally named as such herein.  The execution and delivery of any Supplement shall not require the consent of any other Loan Party.  The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Domestic Subsidiary Loan Party as a party to this Agreement.

SECTION 7.13.  Administrative Agent Appointed Attorney-in-Fact.  Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may reasonably deem necessary to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default  and notice by the Administrative Agent to the Company of its intent to exercise such rights, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (f) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.  The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their Related Parties shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable judgment).

SECTION 7.14.  Matters Relating to Beneficiaries of Secured Cash Management Obligations and Secured Hedging Obligations.  No Secured Party that obtains the benefit of this Agreement shall have any right to notice of any action or to consent to, direct or object to, any action hereunder or otherwise in respect of the Collateral (including, without limitation, the release or impairment of any Collateral) other than in its capacity as a Lender, an Issuing Bank or the Administrative Agent, as applicable, and, in any such case, only to the extent expressly provided in the Loan Documents, including without limitation Article VIII of the Credit Agreement.  Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, including, without limitation, under Article VIII of the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

DIPLOMAT PHARMACY, INC.

by	/s/ Joel Saban
Name: Joel Saban
Title: President

ACCURATE RX PHARMACY CONSULTING, LLC

by	/s/ Philip R. Hagerman
Name: Philip R. Hagerman
Title: Secretary and Treasurer

AFFINITY BIOTECH, INC.

by	/s/ Joel Saban
Name: Joel Saban
Title: President

BIORX, LLC

by	/s/ Philip Rielly
Name: Philip Rielly
Title: President

DIPLOMAT BLOCKER, INC.

by	/s/ Joel Saban
Name: Joel Saban
Title: President and Secretary

[Signature Page to Guarantee and Collateral Agreement]

DIPLOMAT SPECIALTY PHARMACY OF CHICAGO, LLC

DIPLOMAT SPECIALTY PHARMACY OF FLINT, LLC

DIPLOMAT SPECIALTY PHARMACY OF FT. LAUDERDALE, LLC

DIPLOMAT SPECIALTY PHARMACY GREAT LAKES DISTRIBUTION CENTER, LLC

DIPLOMAT SPECIALTY PHARMACY OF SOUTHERN CALIFORNIA, LLC

By: Diplomat Pharmacy, Inc. Title: Sole Member

by	/s/ Joel Saban
Name: Joel Saban
Title: President

DIPLOMAT SPECIALTY PHARMACY OF LOS ANGELES COUNTY, INC.

by	/s/ Joel Saban
Name: Joel Saban
Title: President

DIPLOMAT SPECIALTY PHARMACY OF PHILADELPHIA, LLC

by	/s/ Joel Saban
Name: Joel Saban
Title: President and Treasurer

[Signature Page to Guarantee and Collateral Agreement]

DSP-BUILDING C, LLC

by	/s/ Philip R. Hagerman
Name: Philip R. Hagerman
Title: Manager

DSP FLINT REAL ESTATE, LLC

by	/s/ Philip R. Hagerman
Name: Philip R. Hagerman
Title: Manager

ENVOY HEALTH MANAGEMENT, LLC

by	/s/ Joel Saban
Name: Joel Saban
Title: Manager

FOCUS RX INC.

by	/s/ Philip R. Hagerman
Name: Philip R. Hagerman
Title: Secretary and Treasurer

LDI HOLDING COMPANY, LLC

by	/s/ Joel Saban
Name: Joel Saban
Title: Secretary and Treasurer

[Signature Page to Guarantee and Collateral Agreement]

LDI NAUTIC VII BLOCKER, INC.

by	/s/ Joel Saban
Name: Joel Saban
Title: President

LDI NAUTIC VIII-A BLOCKER, INC.

by	/s/ Joel Saban
Name: Joel Saban
Title: President

LEEHAR DISTRIBUTORS, LLC

by	/s/ Joel Saban
Name: Joel Saban
Title: Secretary and Treasurer

MEDPRO RX, INC.

by	/s/ Joel Saban
Name: Joel Saban
Title: President and Secretary

OAK HC/FT LDI BLOCKER CORP.

by	/s/ Joel Saban
Name: Joel Saban
Title: President

PHARMACEUTICAL TECHNOLOGIES, INC.

by	/s/ Joel Saban
Name: Joel Saban
Title: Authorized Person

[Signature Page to Guarantee and Collateral Agreement]

PSC PROPERTIES, LLC

By: Pharmaceutical Technologies, Inc.
Title: Sole Member

by	/s/ Joel Saban
Name: Joel Saban
Title: Authorized Person

WRB COMMUNICATIONS, LLC

by	/s/ Philip R. Hagerman
Name: Philip R. Hagerman
Title: Secretary and Treasurer

[Signature Page to Guarantee and Collateral Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

by	/s/ Diane D. Forrest
Name: Diane D. Forrest
Title: authorized officer

[Signature Page to Guarantee and Collateral Agreement]

Schedule I to

the Guarantee and

Collateral Agreement

DOMESTIC SUBSIDIARY LOAN PARTIES

Subsidiary Name	Jurisdiction of Incorporation	Class(es) of Equity Interests
Accurate Rx Pharmacy Consulting, LLC	Missouri	Membership interests
Affinity Biotech, Inc.	Texas	Common shares
BioRx, LLC	Delaware	Membership interests
Diplomat Blocker, Inc.	Delaware	Common shares
Diplomat Specialty Pharmacy of Chicago, LLC	Michigan	Membership interests
Diplomat Specialty Pharmacy of Flint, LLC	Michigan	Membership interests
Diplomat Specialty Pharmacy of Ft. Lauderdale, LLC	Michigan	Membership interests
Diplomat Specialty Pharmacy Great Lakes Distribution Center, LLC	Michigan	Membership interests
Diplomat Specialty Pharmacy of Los Angeles County, Inc.	California	Common shares
Diplomat Specialty Pharmacy of Philadelphia, LLC	Pennsylvania	Membership interests
Diplomat Specialty Pharmacy of Southern California, LLC	Michigan	Membership interests
DSP-Building C, LLC	Michigan	Membership interests
DSP Flint Real Estate, LLC	Michigan	Membership interests
Envoy Health Management, LLC	Michigan	Membership interests
Focus Rx Inc.	New York	Common shares
LDI Holding Company, LLC	Delaware	Class A Units
LDI Nautic VII Blocker, Inc.	Delaware	Common shares
LDI Nautic VIII-A Blocker, Inc.	Delaware	Common shares
Leehar Distributors, LLC	Delaware	Units
MedPro Rx, Inc.	North Carolina	Common shares
Oak HC/FT LDI Blocker Corp.	Delaware	Common shares
Pharmaceutical Technologies, Inc.	Nebraska	Class A Voting
Class B Non-Voting
PSC Properties, LLC	Nebraska	Membership interests
WRB Communications, LLC	Delaware	Common Units

Schedule II to

the Guarantee and

Collateral Agreement

PLEDGED EQUITY INTERESTS

Loan Party	Issuer	Number of Certificate	Number and Class of Equity Interest	Percentage of Equity Interests
Diplomat Pharmacy, Inc.	Diplomat Blocker, Inc.	5	38,188 common shares	100%
Diplomat Blocker, Inc.	BioRx, LLC	N/A	100% membership interest	100%
Diplomat Pharmacy, Inc.	MedPro Rx, Inc.	7	3,628,832 common shares	100%

		02	656,168 common shares	100%
Diplomat Pharmacy, Inc.	Diplomat Specialty Pharmacy of Philadelphia, LLC	N/A	100% membership interest	100%
Diplomat Specialty Pharmacy of Philadelphia, LLC	Diplomat Specialty Pharmacy of Boothwyn, LLC	1	100% membership interest	100%
Diplomat Specialty Pharmacy of Philadelphia, LLC	Pharmtrack, LLC	1	100% membership interest	100%
Diplomat Pharmacy, Inc.	Envoy Health Management, LLC	N/A	100% membership interest	100%
Diplomat Pharmacy, Inc.	Navigator Health Services, LLC	N/A	100% membership interest	100%
Diplomat Pharmacy, Inc.	Diplomat Specialty Pharmacy of Flint, LLC	N/A	100% membership interest	100%
Diplomat Pharmacy, Inc.	Diplomat Specialty Pharmacy of Grand Rapids, LLC	N/A	100% membership interest	100%

Loan Party	Issuer	Number of Certificate	Number and Class of Equity Interest	Percentage of Equity Interests
Diplomat Pharmacy, Inc.	Diplomat Specialty Pharmacy of Chicago, LLC	N/A	100% membership interest	100%
Diplomat Pharmacy, Inc.	Diplomat Specialty Pharmacy of Ft. Lauderdale, LLC	N/A	100% membership interest	100%
Diplomat Pharmacy, Inc.	Diplomat Specialty Pharmacy of Southern California, LLC	N/A	100% membership interest	100%
Diplomat Pharmacy, Inc.	Diplomat Specialty Pharmacy Great Lakes Distribution Center, LLC	N/A	100% membership interest	100%
Diplomat Pharmacy, Inc.	DSP Flint Real Estate, LLC	N/A	100% membership interest	100%
Diplomat Pharmacy, Inc.	DSP-Building C, LLC	N/A	100% membership interest	100%
Diplomat Pharmacy, Inc.	Diplomat Corporate Properties, LLC	N/A	100% membership interest	100%
Diplomat Pharmacy, Inc.	Diplomat Specialty Pharmacy of Los Angeles County, Inc.	5	10,000 common shares	100%
Diplomat Pharmacy, Inc.	American Homecare Federation, Inc.	82	11,501 common shares	100%
Diplomat Pharmacy, Inc.	XAS Infusion Suites, Inc.	2	100,000 common shares	100%
Diplomat Pharmacy, Inc.	At-Home IV Infusion Professional, Inc.	2	5,000 common shares	100%

4

Loan Party	Issuer	Number of Certificate	Number and Class of Equity Interest	Percentage of Equity Interests
Diplomat Pharmacy, Inc.	Affinity Biotech, Inc.	7	2,800 common shares	100%
Diplomat Pharmacy, Inc.	Comfort Infusion, Inc.	7	970 common shares	100%
Diplomat Pharmacy, Inc.	WRB Communications, LLC	N/A	100 common units	100%
Diplomat Pharmacy, Inc.	Focus Rx Inc.	5	100 shares	100%
Diplomat Pharmacy, Inc.	Focus Rx Pharmacy Services Inc.	6	105 shares	100%
Diplomat Pharmacy, Inc.	Accurate Rx Pharmacy Consulting, LLC	N/A	100% membership interest	100%
Accurate Rx Pharmacy Consulting, LLC	Accurate Advantage, LLC	N/A	100% membership interest	100%
Diplomat Pharmacy, Inc.	8th Day Software and Consulting, LLC	5	2,000,000 units	100%
Diplomat Pharmacy, Inc.	Pharmaceutical Technologies, Inc.	A-59	14,530 Class A Voting	100%

		B-75	15,665 Class B Non-Voting	100%
Pharmaceutical Technologies, Inc.	PSC Bellevue, LLC	N/A	100% membership interest	100%
Pharmaceutical Technologies, Inc.	PSC Properties, LLC	N/A	100% membership interest	100%

5

Loan Party	Issuer	Number of Certificate	Number and Class of Equity Interest	Percentage of Equity Interests
Pharmaceutical Technologies, Inc.	PSC Coventry, LLC	N/A	100% membership interest	100%
Pharmaceutical Technologies, Inc.	Pharmaceutical Technologies Independent Practice Association, LLC	N/A	100% membership interest	100%
Diplomat Pharmacy, Inc.	LDI Holding Company, LLC	N/A	551 units	55.1%
LDI Nautic VII Blocker, Inc.	LDI Holding Company, LLC	N/A	176 units	17.6%
Oak HC/FT LDI Blocker Corp..	LDI Holding Company, LLC	N/A	179 units	17.9%
LDI Nautic VIII-A Blocker, Inc.	LDI Holding Company, LLC	N/A	94 units	9.4%
LDI Holding Company, LLC	Leehar Distributors, LLC	1	100 units	100%
Diplomat Pharmacy, Inc.	Diplomat Pharmacy Holdings, Inc.	1	1,000 shares voting common stock	100%
Diplomat Pharmacy, Inc.	LDI Nautic VII Blocker, Inc.	3	7,317 common shares	100%
Diplomat Pharmacy, Inc.	Oak HC/FT LDI Blocker Corp.	2	100 common shares	100%
Diplomat Pharmacy, Inc.	LDI Nautic VIII-A Blocker, Inc.	2	3,000 common shares	100%

6

Loan Party	Issuer	Number of Certificate	Number and Class of Equity Interest	Percentage of Equity Interests
Diplomat Pharmacy, Inc.	Diplomat Clinical Services, LLC	N/A	100% membership interest	100%
Diplomat Pharmacy, Inc.	Ageology LLC	N/A	22% membership interest	22%
Diplomat Pharmacy, Inc.	Physician Resource Management, Inc.	N/A	19.9% membership interest	19.9%
Diplomat Pharmacy, Inc.	Turningpoint Purchasing, LLC	N/A	11.1% membership interest	11.1%

PLEDGED DEBT SECURITIES

Global Intercompany Note.

7

Schedule III to

the Guarantee and

Collateral Agreement

INTELLECTUAL PROPERTY

Patents and Patent Applications

None.

Intellectual Property

Trademarks and Trademark Applications

Registered

Registered Owner	Mark	Registration No.
Diplomat Pharmacy, Inc.	DIPLOMAT SPECIALTY PHARMACY	3875888
Diplomat Pharmacy, Inc.	ENAV	3859520
Diplomat Pharmacy, Inc.	DIPLOMAT	4365666
Diplomat Pharmacy, Inc.	ENVOYHEALTH	4734089
Diplomat Pharmacy, Inc.		5297506
BioRx, LLC	BIORX & Design	5332311
BioRx, LLC	BIORX & Design	4964735
BioRx, LLC	BIORX	5332310
BioRx, LLC	BIORX	4855829
BioRx, LLC	THRIVER	3857878
BioRx, LLC	STRAPWRAP	3693909
BioRx, LLC	MYFACTOR	5011768

2

Diplomat Specialty Pharmacy of Los Angeles County, Inc.(1)	TNH	4750978
Pharmaceutical Technologies, Inc.	P.T.I.	2439984
Pharmaceutical Technologies, Inc.	Integrated HMO Pharmacy	3792763
Pharmaceutical Technologies, Inc.		3787209
Pharmaceutical Technologies, Inc.	National Pharmaceutical Services	2516172
Pharmaceutical Technologies, Inc.	Pharmaceutical Technologies, Inc.	2439987
Pharmaceutical Technologies, Inc.	NATIONAL PHARMACEUTICAL SERVICES	10185599 (Nebraska)
Pharmaceutical Technologies, Inc.	PTI ADMINISTRATORS	10185998 (Nebraska)
Leehar Distributors, Inc.		4325798
Leehar Distributors, Inc.	LDI	4901878
Leehar Distributors, Inc.		4901880
Leehar Distributors, Inc.	LDI and Design	3684956
Leehar Distributors, Inc.	LDI	3684955

(1)  This trademark is currently held in the name of Valley Campus, Inc., the prior name of Diplomat Specialty Pharmacy of Los Angeles County, Inc. The company is in process of updating the name with the USPTO.

3

Leehar Distributors, Inc.		4332864
Leehar Distributors, Inc.	LDI INTEGRATED PHARMACY SERVICES	N/A (Louisiana)

Applications

Registered Owner	Mark	Application No.
Diplomat Pharmacy, Inc.		87052021
Diplomat Pharmacy, Inc.		87052045
Diplomat Pharmacy, Inc.	Diplomat Specialty Infusion Group	87052045
Diplomat Pharmacy, Inc.		87550418
Diplomat Pharmacy, Inc.		87550389
Diplomat Pharmacy, Inc.	Affinity Biotech	87550399
Diplomat Pharmacy, Inc.	VERIFECT HEALTH	87009288

4

Intellectual Property

Registered Designs and Design Applications

None.

5

Intellectual Property

Copyrights and Copyright Applications

None.

6

Intellectual Property

Exclusive Copyright Licenses

None.

7

Schedule IV to

the Guarantee and

Collateral Agreement

COMMERCIAL TORT CLAIMS

None.

Exhibit I to the

Guarantee and

Collateral Agreement

SUPPLEMENT NO.    dated as of [  ] (this “Supplement”), to the Guarantee and Collateral Agreement dated as of December 20, 2017 (the “Collateral Agreement”), among DIPLOMAT PHARMACY, INC., a Delaware corporation (the “Company”), each subsidiary of the Company listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors and the Company are referred to collectively herein as the “Grantors”) and JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan”), as Administrative Agent (in such capacity, the “Administrative Agent”).

A.  Reference is made to the Credit Agreement dated as of December 20, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the lenders from time to time party thereto and JPMorgan, as Administrative Agent.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Agreement and the Credit Agreement referred to therein, as applicable.

C.  The Guarantors and Grantors have entered into the Collateral Agreement in order to induce the Lenders and the Issuing Banks to make extensions of credit to the Company under the Credit Agreement.  Section 7.12 of the Collateral Agreement provides that additional Subsidiaries may become Domestic Subsidiary Loan Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Domestic Subsidiary Loan Party under the Collateral Agreement in order to induce the Lenders and the Issuing Banks to make additional extensions of credit under the Credit Agreement and as consideration for such extensions of credit previously made.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1.  In accordance with Section 7.12 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Loan Party, a Domestic Subsidiary Loan Party, a Guarantor and a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as such, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it in such capacities and (b) represents and warrants that the representations and warranties made by it in such capacities thereunder are true and correct in all material respects on and as of the date of this Supplement (the “Closing Date”).  In furtherance of the foregoing, the New Subsidiary, as security for the payment in full of the Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the

Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in, to and under the Collateral (as defined in the Collateral Agreement) of the New Subsidiary.  Each reference to a “Loan Party,” “Domestic Subsidiary Loan Party,” “Guarantor” or “Grantor” in the Collateral Agreement shall be deemed to include the New Subsidiary.  The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when a counterpart hereof executed on behalf of the New Subsidiary shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent.  Delivery of an executed counterpart of a signature page of this Supplement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Supplement.

SECTION 4.  The New Subsidiary hereby represents and warrants that (a) Schedule I sets forth, as of the Closing Date, the true and correct legal name of the New Subsidiary, its jurisdiction of organization and the location of its chief executive office; (b) Schedule II sets forth, as of the Closing Date, a true and complete list of (i) all the Pledged Equity Interests owned by the New Subsidiary and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by the New Subsidiary and (ii) all the Pledged Debt Securities owned by the New Subsidiary; (c)  Schedule III sets forth, as of the Closing Date, a true and complete list of (i) all Patents that have been granted by the United States Patent and Trademark Office, (ii) all Copyrights that have been registered with the United States Copyright Office, (iii) all Trademarks that have been registered with the United States Patent and Trademark Office and Trademarks for which United States registration applications are pending and (iv) all exclusive Patent Licenses, Trademark Licenses and Copyright Licenses under which such Grantor is a licensee and that, in the case of clauses (i), (ii) and (iii) are owned by the New Subsidiary, in each case truly and completely specifying the name of the registered owner, title, type or mark, registration or application number, expiration date (if already registered) or filing date, a brief description thereof and, if applicable, the licensee and licensor; and (d) Schedule IV sets forth, as of the Closing Date, each Commercial Tort Claim in respect of which a complaint or counterclaim has been filed by the New Subsidiary seeking damages in an amount reasonably estimated to exceed $5,000,000, including a summary description of such claim.

2

SECTION 5.  Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction

SECTION 8.  All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

SECTION 9.  The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses, including the reasonable and documented fees, charges and disbursements of counsel, incurred by it in connection with this Supplement, including the preparation, execution and delivery thereof.

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

by
Name:
Title:

3

Schedule I

to Supplement No.    to the

Guarantee and

Collateral Agreement

SCHEDULE I

New Subsidiary Information

Name	Jurisdiction of Organization	Chief Executive Office

Schedule II

to Supplement No.    to the

Guarantee and

Collateral Agreement

SCHEDULE II

Pledged Equity Interests

Loan Party	Issuer	Certificate Number	Number and Class of Equity Interests	Percentage of Equity Interests

Pledged Debt Securities

Loan Party Creditor	Debtor	Type	Amount

Schedule III

to Supplement No.    to the

Guarantee and

Collateral Agreement

SCHEDULE III

Intellectual Property

Schedule IV

to Supplement No.    to the

Guarantee and

Collateral Agreement

SCHEDULE IV

Commercial Tort Claims

Exhibit II-A to

Guarantee and Collateral Agreement

[FORM OF] PATENT SECURITY AGREEMENT dated as of [•], 2017 (this “Agreement”), among Diplomat Pharmacy, Inc. (the “Company”), the other Domestic Subsidiary Loan Parties from time to time party hereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent.

Reference is made to (a) the Credit Agreement dated as of December 20, 2017, (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Lenders from time to time party thereto and JPMorgan, as Administrative Agent, and (b) the Guarantee and Collateral Agreement dated as of December 20, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Company, the other Domestic Subsidiary Loan Parties from time to time party thereto and JPMorgan, as Administrative Agent.  The Lenders and the Issuing Banks have agreed to extend credit to the Company subject to the terms and conditions set forth in the Credit Agreement.  The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Domestic Subsidiary Loan Parties party hereto (other than the Company) are Affiliates of the Company and will derive substantial benefits from the extension of credit to the Company pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit.  Accordingly, the parties hereto agree as follows:

SECTION 1.  Terms.  Each capitalized term used but not otherwise defined herein shall have the meaning specified in the Credit Agreement or the Collateral Agreement, as applicable.  The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 2.  Grant of Security Interest.  As security for the payment in full of the Obligations, each Grantor pursuant to the Collateral Agreement did, and hereby does, grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Patent Collateral”):

(a)(i) all letters patent of the United States of America or the equivalent thereof in any other country, all registrations and recordings thereof and all applications for letters patent of the United States of America or the equivalent thereof in any other country or any political subdivision thereof, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country or any political subdivision thereof, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule I, and (ii) all reissues, continuations, divisionals, continuations-in-part, reexaminations, supplemental examinations, inter partes reviews, renewals, adjustments or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, have made, use, sell, offer to sell, import or export the inventions disclosed or claimed therein; and

(b) all exclusive Patent Licenses under which any Grantor is a licensee, including those listed on Schedule I.

SECTION 3. Collateral Agreement.  The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Collateral Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.  In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[NAME OF GRANTOR],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent,

by
Name:
Title:

SCHEDULE I

Patents Owned by [Name of Grantor](2)

U.S. Patent Registrations(3)

Type	Registration No.

U.S. Patent Applications(4)

Type	Application No.

Exclusive Patent Licenses

Licensee	Licensor	Type	Registration No.

(2)  Make a separate page of Schedule III for each Grantor and state if no Patents are owned.

(3)  List in numerical order by Registration No.

(4)  List in numerical order by Application No.

Exhibit II-B to

Guarantee and Collateral Agreement

[FORM OF] TRADEMARK SECURITY AGREEMENT dated as of [•], 2017 (this “Agreement”), among Diplomat Pharmacy, Inc. (the “Company”), the other Domestic Subsidiary Loan Parties from time to time party hereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent.

Reference is made to (a) the Credit Agreement dated as of December 20, 2017, (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Lenders from time to time party thereto and JPMorgan, as Administrative Agent, and (b) the Guarantee and Collateral Agreement dated as of December 20, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Company, the other Domestic Subsidiary Loan Parties from time to time party thereto and JPMorgan, as Administrative Agent.  The Lenders and the Issuing Banks have agreed to extend credit to the Company subject to the terms and conditions set forth in the Credit Agreement.  The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Domestic Subsidiary Loan Parties party hereto (other than the Company) are Affiliates of the Company and will derive substantial benefits from the extension of credit to the Company pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit.  Accordingly, the parties hereto agree as follows:

SECTION 1.  Terms.  Each capitalized term used but not otherwise defined herein shall have the meaning specified in the Credit Agreement or the Collateral Agreement, as applicable.  The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 2.  Grant of Security Interest.  As security for the payment in full of the Obligations, each Grantor pursuant to the Collateral Agreement did, and hereby does, grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a)(i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, domain names, global top level domain names, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and use based registration applications in the United States Patent and Trademark Office or any similar office in any State of the United States of America or any other country or any political subdivision thereof, all extensions or renewals thereof, and all common law rights related thereto, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule II and (ii) all goodwill associated therewith or symbolized thereby ; and

(b) all exclusive Trademark Licenses under which any Grantor is a licensee, including those listed on Schedule I.

SECTION 3. Collateral Agreement.  The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Collateral Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Trademark Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.  In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[NAME OF GRANTOR],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent,

by
Name:
Title:

SCHEDULE I

Trademarks/Trade Names Owned by [Name of Grantor](1)

U.S. Trademark Registrations(2)

Mark	Registration No.

Use Based U.S. Trademark Applications

Mark	Application No.

State Trademark Registrations(3)

State	Mark	Registration No.

Exclusive Trademark Licenses

Licensee	Licensor	Mark	Registration No.

(1)  Make a separate page of Schedule III for each Grantor and state if no Trademarks/trade names are owned.

(2)  List in numerical order by Registration No.

(3)  List in alphabetical order by state and numerical order by Registration No. within each state.

Exhibit II-C to

Guarantee and Collateral Agreement

[FORM OF] COPYRIGHT SECURITY AGREEMENT dated as of [•], 2017 (this “Agreement”), among Diplomat Pharmacy, Inc. (the “Company”), the other Domestic Subsidiary Loan Parties from time to time party hereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent.

Reference is made to (a) the Credit Agreement dated as of December 20, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Lenders from time to time party thereto and JPMorgan, as Administrative Agent, and (b) the Guarantee and Collateral Agreement dated as of December 20, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Company, the other Domestic Subsidiary Loan Parties from time to time party thereto and JPMorgan, as Administrative Agent.  The Lenders and the Issuing Banks have agreed to extend credit to the Company subject to the terms and conditions set forth in the Credit Agreement.  The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.  The Domestic Subsidiary Loan Parties party hereto (other than the Company) are Affiliates of the Company and will derive substantial benefits from the extension of credit to the Company pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit.  Accordingly, the parties hereto agree as follows:

SECTION 1.  Terms.  Each capitalized term used but not otherwise defined herein shall have the meaning specified in the Credit Agreement or the Collateral Agreement, as applicable.  The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 2.  Grant of Security Interest.  As security for the payment in full of the Obligations, each Grantor pursuant to the Collateral Agreement did, and hereby does, grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a) (i) all copyright rights in any work subject to the copyright laws of the United States of America or any other country or any political subdivision thereof, whether as author, assignee, transferee or otherwise, (ii) all registrations and applications for registration of any such copyright in the United States of America or any other country, including, registrations, recordings, supplemental registrations, pending applications for registration, and renewals in the United States Copyright Office (or any similar office in any other country or any political subdivision thereof), including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule I and (iii) any other adjacent or other rights related or appurtenant to the foregoing, including moral rights; and

(b) all exclusive Copyright Licenses under which any Grantor is a licensee, including those listed on Schedule I.

SECTION 3. Collateral Agreement.  The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Collateral Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.  In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[NAME OF GRANTOR],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent,

by
Name:
Title:

SCHEDULE I

Copyrights

Registered Owner	Title	Copyright Number

Copyright Applications

Registered Owner	Title	Application Number	Filing Date

Exclusive Copyright Licenses

Licensee	Licensor	Title	Copyright Number

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